Subsequent Events (Details)	Feb. 13, 2020
Major ordinary share transactions [member]
Subsequent Events (Details) [Line Items]
Subsequent event, description	(1) An amendment to the articles of association of the Company, in order to comply with the terms of the control permit applicable to the holdings of the Company in Bezeq; and (2) the compensation terms of the new Chief Executive Officer of the Company, Mr. Tomer Raved. Mr. Raved is entitled to a monthly base salary of NIS 94.33 thousands and a one-time grant of options to purchase up to 2,677,362 of our ordinary shares, representing as of the date of his employment agreement, 2.25% of the issued and outstanding share capital of the Company.